Q3 2023 Investor Update November 14, 2023

Disclaimer This document and any related oral presentation do not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any securities or other instruments of Better Home & Finance Holding Company ("Better" or the "Company") and nothing contained herein or its presentation shall form the basis of any offer, contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction Forward Looking Statements This presentation contains certain forward-looking statements within the meaning of federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. Such factors can be found in the Registration Statement on Form S-1 filed with the SEC by the Company on October 12, 2023, as well as the Company’s most recent quarterly report on Form 10-Q and current reports on Form 8-K, which are available, free of charge, at the SEC’s website at www.sec.gov. New risks and uncertainties arise from time to time, and it is impossible for Better to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Better undertakes no obligation, except as required by law, to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise. Use of Non-GAAP Measures and Other Financial Metrics This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, Adjusted EBITDA, Adjusted Net Income (Loss), Revenue excluding Better Cash Offer program revenue, Total Expenses excluding Better Cash Offer program, metrics derived therefrom and other key metrics. We calculate Adjusted Net Income (Loss) as net income (loss) adjusted for the impact of stock-based compensation expense, change in the fair value of warrants, change in the fair value of bifurcated derivative, interest on Pre-Closing Bridge Notes, and other non- recurring or non-core operational expenses. We calculate Adjusted EBITDA as net income (loss) adjusted for the impact of stock-based compensation expense, change in the fair value of warrants, change in the fair value of bifurcated derivative, interest on Pre-Closing Bridge Notes, and other non-recurring or non-core operational expenses, as well as interest and amortization on non- funding debt (which includes interest on Convertible Notes), depreciation and amortization expense, and income tax expense. Revenue excluding Cash Offer program revenue is determined by excluding Cash offer program revenue from Total net revenues. Total Expenses excluding Cash Offer program expenses is determined by excluding Cash offer program expenses from Total expenses. These non-GAAP financial measures should not be considered in isolation and are not intended to be a substitute for any GAAP financial measures. These non- GAAP measures provide supplemental information that we believe helps investors better understand our business, our business model and how we analyze our performance. We also believe these non-GAAP financial measures improve investors’ and analysts’ ability to compare our results with those of our competitors and other similarly situated companies, which commonly disclose similar performance measures. However, our calculation of Adjusted EBITDA and Adjusted Net Income (Loss) may not be comparable to similarly titled performance measures presented by other companies. Further, although we use these non-GAAP measures to assess the financial performance of our business, these measures exclude certain substantial costs related to our business, and investors are cautioned not to use such measures as a substitute for financial results prepared according to GAAP. Non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by GAAP and are not prepared under any comprehensive set of accounting rules or principles. As a result, non- GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, our financial results prepared and presented in accordance with GAAP. For a reconciliation of non-GAAP measures used in this presentation to the closest comparable GAAP measures, see the Reconciliation of Non-GAAP Measures section of this presentation. Key Metrics In this presentation, we refer to the following key metrics: Funded Loan Volume is the aggregate dollar amount of loans funded based on the principal amount of the loan at funding. Purchase Volume is the ratio (expressed as a percentage) of the aggregate dollar amount of purchase loans funded in a given period based on the principal amount of the loan at funding to Funded Loan Volume. D2C Volume is the ratio (expressed as a percentage) of the aggregate dollar amount of loans funded in a given period based on the principal amount of the loan at funding that have been generated from direct interactions with customers using all marketing channels other than our B2B partner relationships to Funded Loan Volume. Total Loans represents the total number of loans funded in a given period, including purchase loans, refinance loans and HELOC loans, and HELOC Loans is the ratio (expressed as a percentage) of Total Loans that were HELOC loans. D2C One-Day Mortgage is the ratio (expressed as a percentage) of Total Loans originated through our “One-Day Mortgage” program that have been generated from direct interactions with customers using all marketing channels other than our B2B partner relationships. Gain on Sale Margin is mortgage platform revenue, net, for a given period, as presented on our statements of operations and comprehensive income (loss), divided by Funded Loan Volume. Use of Data The data contained herein is derived from various internal and external sources we believe to be reliable. No representation is made as to the reasonableness of the assumptions within or the accuracy or completeness of any projections or modeling or any other information contained herein. Accordingly, any liability in respect of the information contained herein or in respect of this presentation (including in respect of direct, indirect or consequential loss or damage) is expressly disclaimed. Any data on past performance or modeling contained herein is not an indication as to future performance, and the Company disclaims any obligation, except as required by law, to update or revise the information in this presentation, whether as a result of new information, future events or otherwise. 2

Executive Summary

Large and Attractive Market Opportunity

- Through cycles, U.S. home finance market is $3 trillion per year
- Existing process is manual, costly and slow
- Digital disruption is underway and accelerating

Technology & Business Model Competitive Advantage

- End-to-end proprietary origination technology powers faster, cheaper customer experience, lower manufacturing costs, and industry-leading products
- Multiple distribution channels – D2C and B2B Partners ("Mortgage-as-a-Service")
- Reduced balance sheet and credit risk with 96% of our Total Loans eligible for purchase by GSEs

Demonstrated Growth & Discipline

- Grew Funded Loan Volume 10x from 2019-2021 to $100+ billion of loans originated, and have since scaled down volume
- Scaled down to address market conditions, shrinking Total Expenses 74% year-over-year, removing $1B + in annualized Total Expenses in the nine months ending September 30, 2023 vs. 2022[1]
- Demonstrated cost reduction execution with expenses declining more than revenue year-over-year in Q3 2023

Well-Capitalized and Positioned for the Future

- Ending Q3 2023 with $584 million of cash and short-term investments[2]
- Clear product roadmap and defined growth initiatives supported by differentiated technology and existing strengths

1. Total Expenses in the nine months ending September 30, 2023 of $291 million ($388 million annualized). Total Expenses in the nine months ending September 30, 2022 of $1,110 million ($1,480 million annualized). Represents $1,092 million annualized Total Expenses reduction year-over-year between the comparison nine-month periods. Annualized values calculated by multiplying the nine month amounts by four-thirds to reach run-rate full year value.
2. Includes cash and cash equivalents, restricted cash and short-term investments

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Our Vision Relentlessly making homeownership Better for our customers Faster Cheaper+ Better= Description Home Finance Full range of mortgage and home equity loan products LAUNCHED Jan 2016 Home Improvement Line of Credit Home improvement loans LAUNCHED 2H 2021 One-Day Mortgage Enhanced traditional mortgage product offering faster certainty LAUNCHED 1H 2023 Buy & Sell Homes Real estate agent matching engine LAUNCHED Nov 2018 Title One-click title policy matching service LAUNCHED Feb 2019 Homeowners Insurance One-click Homeowners Insurance policy matching service LAUNCHED Jan 2019 Our Progress Under one roof, with one-click, at the lowest price Powered by our proprietary technology, Tinman, and customer and property data HELOC Monetize home equity without resetting your rate LAUNCHED 1H 2023 Large and Attractive Market Opportunity 4

Large and Attractive Market Opportunity

Homeownership market is enormous

- Annual spend within the housing market accounted for on average $3 trillion per year, 15-18% of US GDP since 2001[1]
- Since 2013, over 90% of new homes were purchased with a mortgage[2]
- For average households, home equity totals over 35% of net worth[3]
- In general, all mortgage transactions require at least one insurance product


Cumulative market size
$17+ Trillion
$13 Trillion
$11 Trillion
Better
$4T7
Consumer Financial Network
$2T6
Home Services Ecosystem
$8T5
International Home Finance
$2.5T4
U.S. Home Finance
Core
Expansion

1. National Association of Home Builders – Housing's Contribution to Gross Domestic Product;
2. Statista Research, 'Number of new house sales in the United States from 2000 to 2022, by financing type';
3. Census.gov – The Wealth of Households 2021 (including equity in own home, rental properties, and other real estate);
4. MBA average annual mortgage origination volume, 2017-2026E;
5. Allied Market Research – Mortgage Lending Market Research, 2031;
6. $1.3T of home rental (IBIS), $600B of home improvement (Farnsworth Group) $13bn of US appraisal and inspection (IBIS), $21bn of moving and storage (IBIS);
7. $1.4 trillion US insurance industry net premiums (Insurance Information Institute), $1.6 trillion student loan debt (Forbes), $1 trillion credit card debt (LendingTree)

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Large and Attractive Market Opportunity

Mortgage process remains challenging for consumers

The homeownership status quo is broken:

Expensive
Buyers pay fees to up to **10 intermediaries,** accounting for ~**10%** of home price[1]

Slow
The underwriting process can take up to **45 days**[2]

Outdated
Innovation is going backwards with challenged lending software players

Complicated
Mortgage documents can reach **500 pages** long[3]

Our vision is to deliver an experience that is:

- Better
- Faster
- Cheaper

1. Homelight – "Fees and Costs Associated with Selling a House in 2023"
2. Realtor.com - "How Long Does It Take to Get a Mortgage?"
3. CNN Money - "500-page Mortgage Applications are the New Normal" Trulia - "Sale Fail."

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Our end-to-end proprietary technology, Tinman, powers our digital competitive advantage Home finance lifecycle Better Real Estate Better Title and Settlement Services Better Insurance Manual tasks to non- licensed team members Customer-facing tasks to licensed team members D2C B2B Better Team Members Loan Purchasers Buy Refi Cash- out HELOC Tinman is the backbone that drives our better, faster and cheaper customer experience Technology & Business Model 7

Technology & Business Model

Our proprietary technology delivers tangible results

Better ● Industry Average

1 Better Customer Experience

Get certainty on a mortgage within 24-hours

One Day Mortgage™

8 hours

Average Commitment Letter turnaround since program launch in Q1'23

2 Lower Rates, Higher Approvals for Customers

Pass technology cost savings through to the customers

Average Rate on Fixed 30-yr Fannie Conforming Mortgage[1]


4.37%
4.63%
Avg. from 2018 - Q2'23

Purchase Approval Rate


64%
78%
1H'20
1H'23

3 Increased labor productivity & lower labor cost

Automation drives higher output and ability to leverage less specialized labor

Closings per US Fulfillment Employee per Month[2]


9.6
3.3
Q3'23
Q4'22

4 Flexibly launch new products to meet market demand

Launched HELOC in Q1 2023 and scaled locked volume 250% Q1'23 vs. Q3'23

HELOC Locks per Week


13
45
Q1'23 (Launch)
Q3'23

5 Superior loan quality

Outperforming industry on defect and delinquency rates

Post Closing Defect Rate[3]


0.94%
2.07%
2022

Delinquency Rate[4]


0.08%
1.54%
Q3'22 LTM

1. Industry Source: MBA Weekly Application Survey - MBA: FRM 30-Year Contract Interest Rate and Points
2. Industry Source: Industry Avg. Source MBA Q4 2022 Market Performance Report p10: Median Productivity - Retail/CD Only (Note: Q4 was last available industry data to benchmark)
3. Industry Source: ACES Quality Management: Mortgage QC Industry Trends, Q4 2022
4. Measuring percent loans 180+ days delinquent, Industry source: Single Family Loan Performance For 2017-2022 Vintage vs Fannie Mae Portfolio

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Tinman powers Better and our partners D2C Own entire customer experience end-to-end ✓ Direct customer acquisition ✓ Low-cost value proposition ✓ Better-branded, high quality customer experience Mortgage-as-a-Service Zero-CAC, co-branding or white-label solutions ✓ Same digital-first experience as D2C ✓ Strong brand affinity ✓ Powered 100% by Better technology ✓ Provide bespoke experience by combining existing solutions and customizing functionality Reduce costs, improve experience, improve quality Technology & Business Model 9

Demonstrated Growth & Discipline

Management with experience scaling to $100+ billion origination volume...

Funded Loan Volume ($ billions)

10x origination volume growth 2019-2021 facilitated by technology


$5
$24
$57
$11
2019
2020
2021
2022

Prudently pulled back to manage profitability in tougher macro environment

Total Market Share [1]	0.2%	0.5%	1.3%	0.5%

...and expense discipline in tougher markets

Total Expenses ($ millions)


$1,481
$1,254
$1,110
$292
2021
2022
9M Ending 9/30/22
9M Ending 9/30/23

74% year-over-year Total Expense reduction

$1B+ annualized expense reduction [2]

Expense discipline driven through key focus on narrowed product range suitable for higher-rate environment, increased automation, and sustained partnerships

1. Funded Loan Volume in a period divided by total value of loans funded in the industry for the same period, as presented by FNMA.
2. Total Expenses in the nine months ending September 30, 2023 of $292 million ($389 million annualized). Total Expenses in the nine months ending September 30, 2022 of $1,110 million ($1,479 million annualized). Represents $1,090 million annualized Total Expenses reduction year-over-year between the comparison nine-month periods. Annualized values calculated by multiplying the nine month amounts by four-thirds to reach run-rate full year value.

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Q3 2023 Financial Review • Mortgage macro environment remains challenging with 30-year fixed mortgage rates around 8%. As a result, we continue to throttle marketing expenses to prioritize profitability over near-term growth • Volume declined 36%, from $1,136 million in the third quarter of 2022 to $731 million in the third quarter of 2023 • Revenue excluding Cash Offer program revenue declined 13%, from $19 million in the third quarter of 2022 to $16 million in the third quarter of 2023 • Total Expenses excluding Cash Offer program expenses declined 45%, from $196 million in the third quarter of 2022 to $108 million in the third quarter of 2023 • GAAP Net Loss increased 50%, from $227 million in the third quarter of 2022 to $340 million in the third quarter of 2023 • Q3 2023 Net Loss included approximately $243 million of non-cash adjustments resulting from Balance Sheet movements associated with the de-SPAC closing1 • Adjusted EBITDA loss improved 49% year-over-year in Q3 2023, from a loss of $108 million in the third quarter of 2022 to a loss of $54 million in the third quarter of 2023 • Q3 2023 Total Expenses, Net Loss and Adjusted EBITDA included several one-time compensation and vendor expenses related to the de-SPAC transaction closing that are not expected to recur in future periods $731 million Funded Loan Volume Key Highlights Q3 2023 Statistics 90% Purchase Volume 53% D2C Volume 70% One-Day Mortgage of D2C loans 2,067 Total Loans 11% HELOC Loans 1.94% Gain on Sale Margin $1+ billion Annualized Reduction in Total Expense YoY2 1. Included $238 million elimination of a Bifurcated Derivative and $5 million write-off of debt issuance costs from prior corporate line of credit 2. Total Expenses in the nine months ending September 30, 2023 of $292 million ($389 million annualized). Total Expenses in the nine months ending September 30, 2022 of $1,110 million ($1,479 million annualized). Represents $1,090 million annualized Total Expenses reduction year-over-year between the comparison nine-month periods. Annualized values calculated by multiplying the nine month amounts by four-thirds to reach run-rate full year value. Demonstrated Growth & Discipline 11

1. Includes $527 million Cash and Cash Equivalents, $28 million Restricted Cash, $30 million Short Term Investment as of September 30, 2023 2. Compared to $110 million Cash and Cash Equivalents, $25 million Restricted Cash, $33 million Short Term Investment as of June 30, 2022 3. Warehouse capacity credit available for funding at September 30, 2023 Q3 2023 Balance Sheet Well Funded for Future • Closed a 2.5-year-long SPAC process with Better now publicly listed after raising approximately $565 million of capital • Included $528 million of convertible notes with a 5-year maturity and 1% annual interest (cash or PIK at Company option) • No current plan or need to raise additional capital in near-term • We retain strong relationships with our warehouse financing counterparties to manage mortgage working capital even in a low-volume environment Key Highlights Statistics as of September 30, 2023 $584 million Cash and short-term investments1 248% increase Cash and short-term investments vs. Q2’232 Three Warehouse Facilities $424 million Total Warehouse Capacity3 Well Capitalized and Positioned for the Future 12

Focus on Target Opportunities Purchase Conversion • Increase pull-through on approximately 18,500 monthly mortgage application starts through product & service enhancements • Strengthen relationships with real estate agents to improve purchase distribution • Purchase loans require increased customer service and fulfillment labor compared to refinance loans – use technology to narrow this gap Acquisition Channel Diversification Continued Investment in Automation Fixed Cost Reduction for Improved Profitability • Cautiously invest in brand marketing • Onboard additional B2B partners (grow Mortgage-as-a-Service business) • Continued reduction in labor cost per loan • Continued reduction in customer time spent • Continued re-evaluation of vendor costs and criticality • Continued targeted reductions in corporate overheads • Sustain well capitalized positioning by cautiously managing liquidity Well Capitalized and Positioned for the Future 13

We are hopefully at the bottom of this cycle MBA & Fannie forecasting refinance expected to nearly double by 2025 If Better captures 1% of the incremental refinance volume in 2024 and 2025 at our current Gain on Sale Margin, that would represent an additional revenue opportunity of ~$103 million over next two years $1,177 $1,234 $1,326 $1,572 $1,900 $1,619 $1,317 $1,456 $1,639 $1,747 $649 $532 $1,136 $2,802 $2,670 $686 $283 $467 $615 $635 2017 2018 2019 2020 2021 2022 2023E 2024E 2025E 2026E Purchase Refi $1,826 $1,766 $2,462 $4,374 $4,570 $2,305 $1,599 $1,923 $2,254 $2,382 Single Family Mortgage Originations ($ billions)1 Well Capitalized and Positioned for the Future 1. Source: Fannie Mae historical data 2017-2022; Average of MBA and Fannie Mae October 2023 Forecasts for 2023 and 2024; MBA October 2023 Forecast for 2025 and 2026 14

Well Capitalized and Positioned for the Future

Q4 2023 Outlook
Disciplined execution in a tough market

Key Expectation	Impacted Q4 Metric versus Q3		
• Continued disciplined cost management to withstand duration of cycle • Several one-time de-SPAC deal related expenses in Q3 included in Total Expenses, Net Loss, and Adjusted EBITDA	Total Expenses	↓	
• Continued cautious marketing spend to prioritize profitability combined with seasonally slow period	Funded Loan Volume	↓	~$500 million in Q4 '23
• Increasing spend on HELOC marketing	HELOC Volume	↑	
• Continued investment in Tinman and purchase product offerings • Continued investments in real estate agent relationships	Conversion	↑	
• Continued focused on adding Mortgage-as-a-Service partners	MaaS Prospects	↑	

We expect Q4 2023 Adjusted EBITDA to improve vs. Q3, but continue to expect a loss

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Reconciliation of Non-GAAP Measures 16 1. Stock-based compensation represents the non-cash grant date fair value of stock-based instruments utilized to incentivize employees and consultants recognized over the applicable vesting period. This expense is a non-cash expense. We exclude this expense from our internal operating plans and measurement of financial performance (although we consider the dilutive impact to our shareholders when awarding stock-based compensation and value such awards accordingly). Tax on stock-based compensation is assessed at exercise, if applicable. 2. Change in fair value of convertible preferred stock warrants and other warrants which are made of the public and private placement warrants as well as the sponsor locked-up shares, represents the change in fair value of liability-classified warrants as presented in our Consolidated Statements of Operations and Comprehensive Loss. This charge is a non-cash charge. 3. Change in fair value of bifurcated derivative represents the change in fair value of embedded features within the Pre-Closing Bridge Notes that require bifurcation and are a separate unit of accounting. The bifurcated derivative is marked to market at each reporting date. This expense is a non-cash expense, and we believe that it does not correlate to the performance of our business during the periods presented. 4. Interest on Pre-Closing Bridge Notes represents the amortization of the discount recognized upon issuance of the Pre-Closing Bridge Notes which is amortized into interest expense under the effective interest method over the term of the Pre-Closing Bridge Notes. This expense is a non-cash expense, and we believe that it does not correlate to the performance of our business during the periods presented. 5. For the three months ended September 30, 2023, restructuring, impairment, and other expenses are comprised of $0.8 million employee related one-time termination benefits and net of a $(0.1) million gain on lease settlement. For the three months ended September 30, 2022, restructuring, impairment, and other expenses include $5.3 million employee related one-time termination benefits and $40.4 million impairments on the Company’s assets, such as the loan commitment asset, right-of-use assets, and property and equipment. For the nine months ended September 30, 2023, restructuring, impairment, and other expenses are comprised of $5.3 million real estate restructuring loss, $4.8 million impairments on the Company’s property and equipment, $2.3 million employee related one-time termination benefits, $0.4 million impairments on the Company’s right-of-use asset and net of a $(1.1) million gain on lease settlement. For the nine months ended September 30, 2022, restructuring, impairment, and other expenses include $99.3 million employee related one-time termination benefits and $113.1 million impairments on the Company’s assets, such as the loan commitment asset, right-of-use assets, and property and equipment. 6. Depreciation and amortization represents the loss in value of fixed and intangible assets through depreciation and amortization, respectively. These expenses are non-cash expenses, and we believe that they do not correlate to the performance of our business during the periods presented. 7. Interest and amortization on non-funding debt represents interest and amortization on a corporate line of credit as presented in our Consolidated Statements of Operations and Comprehensive Income (Loss). Interest and amortization on non-funding debt excludes interest income from mortgage loans held for sale and warehouse interest expense on warehouse facilities, which are both core to our operations and recorded in the “total net revenues” caption of our Consolidated Statements of Operations and Comprehensive Income (Loss). Use of Non-GAAP Measures and Other Financial Metrics: This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, Adjusted EBITDA, Adjusted Net Income (Loss), Revenue excluding Better Cash Offer program revenue, Total Expenses excluding Better Cash Offer program, metrics derived therefrom and other key metrics. We calculate Adjusted Net Income (Loss) as net income (loss) adjusted for the impact of stock-based compensation expense, change in the fair value of warrants, change in the fair value of bifurcated derivative, interest on Pre-Closing Bridge Notes, and other non-recurring or non-core operational expenses. We calculate Adjusted EBITDA as net income (loss) adjusted for the impact of stock-based compensation expense, change in the fair value of warrants, change in the fair value of bifurcated derivative, interest on Pre-Closing Bridge Notes, and other non-recurring or non-core operational expenses, as well as interest and amortization on non-funding debt (which includes interest on Convertible Notes), depreciation and amortization expense, and income tax expense. Revenue excluding Cash Offer program revenue is determined by excluding Cash offer program revenue from Total net revenues. Total Expenses excluding Cash Offer program expenses is determined by excluding Cash offer program expenses from Total expenses. These non-GAAP financial measures should not be considered in isolation and are not intended to be a substitute for any GAAP financial measures. These non- GAAP measures provide supplemental information that we believe helps investors better understand our business, our business model and how we analyze our performance. We also believe these non-GAAP financial measures improve investors’ and analysts’ ability to compare our results with those of our competitors and other similarly situated companies, which commonly disclose similar performance measures. However, our calculation of Adjusted EBITDA and Adjusted Net Income (Loss) may not be comparable to similarly titled performance measures presented by other companies. Further, although we use these non-GAAP measures to assess the financial performance of our business, these measures exclude certain substantial costs related to our business, and investors are cautioned not to use such measures as a substitute for financial results prepared according to GAAP. Non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by GAAP and are not prepared under any comprehensive set of accounting rules or principles. As a result, non- GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, our financial results prepared and presented in accordance with GAAP.

Thank You